SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                        Date of Report - August 19, 1996


                                 MEDTRONIC, INC.
             (Exact name of registrant as specified in its charter)


       Minnesota                     1-7707                    41-0793183
(State or other Jurisdiction     (Commission File            (IRS Employer
      of incorporation)               Number)               Identification No.)




                            7000 Central Avenue N.E.
                        Minneapolis, Minnesota 55432-3576
              (Address of principal executive offices and zip code)



                                 (612) 574-4000
              (Registrant's telephone number, including area code)


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ITEM 5.  Other Events

         On August 19, 1996, the registrant issued a press release announcing financial results for its fiscal first quarter ended August 2, 1996. The full text of the press release is set forth in Exhibit 99 attached hereto and is incorporated in this report as if fully set forth herein.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  MEDTRONIC, INC.
                                                    (Registrant)



Date:  August 20, 1996                        By: /s/ Robert L. Ryan
                                                  Robert L. Ryan, Senior
                                                  Vice President and Chief
                                                  Financial Officer











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                                  EXHIBIT INDEX


   Exhibit No.                        Description

       99                             Press release dated August 19, 1996